Penn Series Funds, Inc.
Small Cap Value Fund

Procedures Pursuant to Rule 10f-3*

CUSIP:  031538101





	(1)	Name of Underwriters		Goldman Sachs & Co.
						Merrill Lynch & Co.
						Credit Suisse
						Piper Jaffray
						D.A. Davidson & Co.
						Pacific Crest Securities


	(2)	Name of Issuer			AMIS Goldings Inc.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	AMIS HOLDINGS, INC.

	(4)	Date of Prospectus or First
		Offering			3/22/07

	(5)	Amount of Total Offering	17,000,000 shares

	(6)	Unit Price (cents)		$10.75

	(7)	Underwriting Spread or
		Commission			$0.5375

	(8)	Rating (Moody's, S&P. Fitch)	Not applicable

	(9)	Maturity Date			Not applicable

	(10)	Current Yield			Not applicable

	(11)	Yield to Maturity		Not applicable

	(12)	Subordination Features		Not applicable

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds,
		underlying entity supplying the revenue		Not applicable

	(14)	Total Par Value of Securities Purchased ($)	Not applicable

	(15)	Dollar Amount of Purchases ($)		$287,003.50

	(16)	Number of Securities Purchased		26,698.00 shares

	(17)	Years of Continuous Operation		At least 3 years of operations
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund		0.1570%

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts				2.5282%

	(20)	Sum of (18 and (19)			2.6853%

	(21)	% of Fund's Total Assets applied
		to purchase				0.1521%

	(22)	Name(s) of Underwriter(s) or		CREDIT SUISSE FIRST BOSTON CORPORATION
		Dealer(s) from whom Purchased		D.A. DAVIDSON & CO.
						 	PACIFIC CREST SECURITIES, INC.


	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?					Yes

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?		No





						Comparable
						    (1)

	(1)	Name of Underwriters		CREDIT SUISSE
						JP MORGAN
						THOMAS WEISEL PARTNERS LLC
						JEFFERIES & COMPANY, INC.


	(2)	Name of Issuer			MELLANOX TECHNOLOGIES LTD

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	MELLANOX TECHNOLOGIES

	(4)	Date of Prospectus or First
		Offering			2/7/07

	(5)	Amount of Total Offering	6,000,000 shares

	(6)	Unit Price (cents)		$17.00

	(7)	Underwriting Spread or
		Commission			$1.1900

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18 and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


						Comparable Securities
							(2)

	(1)	Name of Underwriters		KEEFE, BRUYETTE & WOODS
						RBC CAPITAL MARKETS
						STIFEL NICOLAUS

	(2)	Name of Issuer			COBIZ, INC.

	(3)	Ticker Symbol, Coupon and
,		Maturity Date of Security	COBIZ, INC.

	(4)	Date of Prospectus or First
		Offering			1/18/07

	(5)	Amount of Total Offering	2,956,750 shares

	(6)	Unit Price (cents)		$20.90

	(7)	Underwriting Spread or
		Commission			$1.1495

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18 and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?

						Comparable Securities
							(3)

	(1)	Name of Underwriters		MORGAN STANLEY
						LEHMAN BROTHERS
						UBS INVESTMENT BANK
						JEFFERIES & COMPANY, INC.

	(2)	Name of Issuer			SOURCEFIRE INC.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	SOURCEFIRE INC.

	(4)	Date of Prospectus or First
		Offering			3/8/07

	(5)	Amount of Total Offering	5,770,000 shares

	(6)	Unit Price (cents)		$15.00

	(7)	Underwriting Spread or
		Commission			$1.0500

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18 and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


Penn Series Funds, Inc.
Small Cap Value Fund

Procedures Pursuant to Rule 10f-3*

CUSIP:  204166102


	(1)	Name of Underwriters		Goldman, Sachs & Co.
						CREDIT SUISSE
						MERRILL LYNCH & CO.
						THOMAS WEISEL PARTNERS LLC
						RBC CAPITAL MARKETS
						C.E. UNTERBERG, TOWBIN


	(2)	Name of Issuer			COMMVAULT SYSTEMS INC

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	COMMVAULT SYSTEMS INC

	(4)	Date of Prospectus or First
		Offering			6/13/07

	(5)	Amount of Total Offering	7,870,000 shares

	(6)	Unit Price (cents)		$17.00

	(7)	Underwriting Spread or
		Commission			$0.9350

	(8)	Rating (Moody's, S&P. Fitch)	Not applicable

	(9)	Maturity Date			Not applicable

	(10)	Current Yield			Not applicable

	(11)	Yield to Maturity		Not applicable

	(12)	Subordination Features		Not applicable

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds,
		underlying entity supplying the revenue		Not applicable

	(14)	Total Par Value of Securities Purchased ($)	Not applicable

	(15)	Dollar Amount of Purchases ($)		$202,164.00

	(16)	Number of Securities Purchased		11,892.00 shares

	(17)	Years of Continuous Operation		At least 3 years of operations
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund		0.1511%

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts				2.3902%

	(20)	Sum of (18) and (19)			2.5413%

	(21)	% of Fund's Total Assets applied
		to purchase				0.1039%

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?					Yes

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?		No



						Comparable Securities
							(1)

	(1)	Name of Underwriters		CREDIT SUISSE
						DEUTSCHE BANK SECURITIES
						WILLIAM BLAIR & COMPANY
						FRIEDMAN BILLINGS RAMSEY
						JEFFERIES & COMPANY

	(2)	Name of Issuer			COMSCORE, INC.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	COMSCORE, INC.

	(4)	Date of Prospectus or First
		Offering			6/26/07

	(5)	Amount of Total Offering	5,300,000 shares

	(6)	Unit Price (cents)		$16.50

	(7)	Underwriting Spread or
		Commission			$1.1550

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


						Comparable Securities
							(2)

	(1)	Name of Underwriters		PIPER JAFFRAY
						WILLIAM BLAIR & COMPANY
						JEFFERIES & COMPANY

	(2)	Name of Issuer			CAI INTERNATIONAL INC.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	CAI INTERNATIONAL, INC.

	(4)	Date of Prospectus or First
		Offering			5/16/07

	(5)	Amount of Total Offering	5,800,000 shares

	(6)	Unit Price (cents)		$15.00

	(7)	Underwriting Spread or
		Commission			$1.0500

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?

						Comparable Securities
							(3)

	(1)	Name of Underwriters		MORGAN STANLEY
						LEHMAN BROTHERS
						THOMAS WEISEL PARTNERS LLC
						NEEDHAM & COMPANY, LLC
						JMP SECURITIES

	(2)	Name of Issuer			CAVIUM NETWORKS INC.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	CAVIUM NETWORKS INC.

	(4)	Date of Prospectus or First
		Offering			5/1/07

	(5)	Amount of Total Offering	6,750,000 shares

	(6)	Unit Price (cents)		$13.50

	(7)	Underwriting Spread or
		Commission			$0.9450

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?



Penn Series Funds, Inc.
Small Cap Value Fund

Procedures Pursuant to Rule 10f-3*

CUSIP:  G8018D107


	(1)	Name of Underwriters		Goldman, Sachs & Co.
						JP MORGAN
						MERRILL LYNCH & CO.
						BANC OF AMERICA SECURITIES LLC
						CITI
						LEHMAN BROTHERS
						UBS INVESTMENT BANK
						WACHOVIA SECURITIES
						BEAR, STEARNS & CO.INC.
						WILLIAM BLAIR & COMPANY
						CALYON & PARTNERS SECURITIES, LLC
						FOX-PITT, KELTON
						HSBC
						KEEFE, BRUYETTE & WOODS
						LAZARD CAPITAL MARKETS

	(2)	Name of Issuer			SECURITY CAPITAL ASSURANCE LTD

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	SECURITY CAPITAL ASSURANCE

	(4)	Date of Prospectus or First
		Offering			6/6/07

	(5)	Amount of Total Offering	9,680,022 shares

	(6)	Unit Price (cents)		$31.00

	(7)	Underwriting Spread or
		Commission			$1.2400

	(8)	Rating (Moody's, S&P. Fitch)	Not applicable

	(9)	Maturity Date			Not applicable

	(10)	Current Yield			Not applicable

	(11)	Yield to Maturity		Not applicable

	(12)	Subordination Features		Not applicable

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds,
		underlying entity supplying the revenue		Not applicable

	(14)	Total Par Value of Securities Purchased ($)	Not applicable

	(15)	Dollar Amount of Purchases ($)		$763,623.00

	(16)	Number of Securities Purchased		24,633.00 shares

	(17)	Years of Continuous Operation		At least 3 years of operations
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund		0.2545%

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts				4.0327%

	(20)	Sum of (18) and (19)			4.2872%

	(21)	% of Fund's Total Assets applied
		to purchase				0.3894%

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased		FOX PITT, KELTON LIMITED
							MERRILL LYNCH PIERCE FENNER AND SMITH, INC.

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?					Yes

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?		No



						Comparable Securities
							(1)

	(1)	Name of Underwriters		CREDIT SUISSE
						DEUTCHE BANK SECURITIES
						WILLIAM BLAIR & COMPANY
						FRIEDMAN BILLINGS RAMSEY
						JEFFERIES & COMPANY

	(2)	Name of Issuer			COMSCORE INC

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	COMSCORE, INC.

	(4)	Date of Prospectus or First
		Offering			6/26/07

	(5)	Amount of Total Offering	5,300,000 shares

	(6)	Unit Price (cents)		$16.50

	(7)	Underwriting Spread or
		Commission			$1.1550

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


						Comparable Securities
							(2)

	(1)	Name of Underwriters		PIPER JAFFRAY
						WILLIAM BLAIR & COMPANY
						Jefferies & Company

	(2)	Name of Issuer			CAI INTERNATIONAL INC

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	CAI INTERNATIONAL, INC.

	(4)	Date of Prospectus or First
		Offering			5/16/07

	(5)	Amount of Total Offering	5,800,000 shares

	(6)	Unit Price (cents)		$15.00

	(7)	Underwriting Spread or
		Commission			$1.0500

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?

						Comparable Securities
							(3)

	(1)	Name of Underwriters		MORGAN STANLEY
						LEHMAN BROTHERS
						THOMAS WEISEL PARTNERS LLC
						NEEDHAM & COMPANY, LLC
						JMP SECURITIES

	(2)	Name of Issuer			CAVIUM NETWORKS INC

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	CAVIUM NETWORKS, INC.

	(4)	Date of Prospectus or First
		Offering			5/1/07

	(5)	Amount of Total Offering	6,750,000 shares

	(6)	Unit Price (cents)		$13.50

	(7)	Underwriting Spread or
		Commission			$0.9450

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


Penn Series Funds, Inc.
Small Cap Value Fund

Procedures Pursuant to Rule 10f-3*

CUSIP:  25659P402


	(1)	Name of Underwriters		GOLDMAN SACHS & CO.
						MERRILL LYNCH & CO.
						Piper Jaffray
						CRAIG-HALLUM CAPITAL GROUP LLC

	(2)	Name of Issuer			DOLAN MEDIA CO

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	DOLAN MEDIA COMPANY

	(4)	Date of Prospectus or First
		Offering			8/1/07

	(5)	Amount of Total Offering	13,456,522 shares

	(6)	Unit Price (cents)		$14.50

	(7)	Underwriting Spread or
		Commission			$1.0150

	(8)	Rating (Moody's, S&P. Fitch)	Not applicable

	(9)	Maturity Date			Not applicable

	(10)	Current Yield			Not applicable

	(11)	Yield to Maturity		Not applicable

	(12)	Subordination Features		Not applicable

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds,
		underlying entity supplying the revenue		Not applicable

	(14)	Total Par Value of Securities Purchased ($)	Not applicable

	(15)	Dollar Amount of Purchases ($)		$188,891.50

	(16)	Number of Securities Purchased		13,027.00 shares

	(17)	Years of Continuous Operation		At least 3 years of operations
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund		0.0968%

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts				1.3895%

	(20)	Sum of (18) and (19)			1.4863%

	(21)	% of Fund's Total Assets applied
		to purchase				0.1034%

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased		MERRILL LYNCH PIERCE FENNER AND SMITH INC.

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?					Yes

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?		No



						Comparable Securities
							(1)

	(1)	Name of Underwriters		CITIGROUP GLOBAL MARKETS INC.
						DEUTCHE BANK SECURITIES INC.
						PIPER JAFFRAY
						THOMAS WEISEL PARTNERS LLC

	(2)	Name of Issuer			MASIMO CORP

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	MASIMO CORPORATION

	(4)	Date of Prospectus or First
		Offering			8/8/07

	(5)	Amount of Total Offering	11,916,626 shares

	(6)	Unit Price (cents)		$17.00

	(7)	Underwriting Spread or
		Commission			$1.1900

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


						Comparable Securities
							(2)

	(1)	Name of Underwriters		CREDIT SUISSE FIRST BOSTON CORPORATION
						MORGAN STANLEY CO INC. NEW YORK
						NEEDHAM AND CO. INC.
						THOMAS WEISEL PARTNERS LLC

	(2)	Name of Issuer			NETEZZA CORP

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	NETEZZA CORPORATION

	(4)	Date of Prospectus or First
		Offering			7/18/07

	(5)	Amount of Total Offering	9,000,000 shares

	(6)	Unit Price (cents)		$12.00

	(7)	Underwriting Spread or
		Commission			$0.8400

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?

						Comparable Securities
							(3)

	(1)	Name of Underwriters		CITIGROUP GLOBAL MARKETS INC.
						CREDIT SUISSE FIRST BOSTON CORPORATION
						DEUTCHE BANK SECURITIES INC.
						JP MORGAN SECURITIES INC.
						LEHMAN BROTHERS INC.
						MERRILL LYNCH & CO.

	(2)	Name of Issuer			VMWARE INC

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	VMWARE INC. CL A

	(4)	Date of Prospectus or First
		Offering			8/13/07

	(5)	Amount of Total Offering	33,000,000 shares

	(6)	Unit Price (cents)		$29.00

	(7)	Underwriting Spread or
		Commission			$1.5950

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?